UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 12, 2007

                         Concurrent Computer Corporation
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       0-13150                     04-2735766
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 (State or Other                  (Commission                 (IRS Employer
   Jurisdiction                   File Number)            Identification Number)
 of Incorporation)

 4375 River Green Parkway, Suite 100, Duluth, Georgia              30096
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     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code:  (678) 258-4000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On February 12, 2007, the Board of Directors (the "Board") of Concurrent Computer Corporation (the "Company") approved the promotion of Kirk L. Somers, the Company's Vice President, Investor Relations, General Counsel and Secretary, to Executive Vice President, effective February 5, 2007. As part of this promotion, Mr. Somers will continue his current duties and will take on operating responsibilities for the Company's international subsidiaries and a larger role in strategic initiatives. With this promotion, the Compensation Committee of the Board has approved an increase of Mr. Somers' annual salary from $227,000 to $250,000, effective February 5, 2007. Mr. Somers remains a participant in the Company's annual incentive plan for the fiscal year 2007 and in addition may receive bonuses totaling $100,000 for the achievement of specific performance objectives.


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Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONCURRENT COMPUTER CORPORATION


Date:  February 14, 2007                By:    /s/  Kirk  L. Somers
                                             -----------------------------------
                                             Kirk  L.  Somers
                                             General Counsel